                                                                      Exhibit 21

                       WESTCOAST HOSPITALITY CORPORATION
           List of Subsidiaries of WestCoast Hospitality Corporation
                            As of December 31, 2004

A. WHOLLY OWNED SUBSIDIARIES

Name                                                  State of Incorporation
----                                                  ----------------------
North River Drive Company                             Washington
Red Lion Hotels, Inc. (1)                             Delaware
Red Lion Properties, Inc. (2) (3)                     Delaware
TicketsWest.com, Inc.                                 Washington
WestCoast Bellevue Inn, Inc. (4) (5)                  Washington
WestCoast Hotels, Inc.                                Washington
WestCoast Hotel Properties, Inc. (4)                  Washington

(1) Red Lion Hotels, Inc. wholly owns four special purpose financing Delaware limited liability companies, each of which wholly owns one Delaware limited liability company that owns one hotel property.

(2) Wholly owned by Red Lion Hotels, Inc., which is wholly owned by WHC.

(3) Red Lion Properties, Inc. wholly owns one special purpose financing Delaware limited liability company, which wholly owns one Delaware limited liability company, which owns one hotel property.

(4) Wholly owned by WestCoast Hotels, Inc., which is wholly owned by WHC.

(5) WestCoast Bellevue Inn, Inc. wholly owns one Washington limited liability company.


B. PARTIALLY OWNED SUBSIDIARIES

Name                                                    State of Incorporation
----                                                    ----------------------
WestCoast Hospitality Limited Partnership (1) (2)       Delaware

(1) WestCoast Hospitality Limited Partnership is 97.24% owned by WHC, and .54% owned by North River Drive Company, which is wholly owned by WHC.

(2) WestCoast Hospitality Limited Partnership wholly owns nine special purpose financing Delaware limited liability companies, each of which wholly owns one Delaware limited liability company that owns one hotel property.